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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          February 19, 2002
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure

  The following information is not deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or incorporated by reference into any filing by the Company with the Securities and Exchange Commission.

  In relation to the Company's 2001 fourth quarter and year end conference call held on February 14, 2002, the Company is issuing the following clarification:

  Book value per share of the Company's common stock (the "Loews Common Stock") at December 31, 2001 was $50.39. The determination of book value per share of Loews Common Stock in future filings will reflect the effect of the issuance and sale of the Company's new class of Carolina Group stock in February 2002.

  Had the initial public offering of the Company's new class of Carolina Group stock been completed on December 31, 2001, the effect of the net proceeds, as offset by the book value of the Carolina Group stock sold, would have increased the book value per share of the Loews Common Stock as of that date by $4.05. Further, the notional intergroup debt of the Carolina Group created in connection with the initial public offering would have increased book value per share of the Loews Common Stock at December 31, 2001 by $3.02. As a result, pro forma book value per share of Loews Common Stock after giving effect to the Carolina Group transaction at December 31, 2001 would have amounted to $57.46.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   LOEWS CORPORATION
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Dated:  February 20, 2002                      By:  /s/ Barry Hirsch
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                                                   Barry Hirsch,
                                                   Senior Vice President,
                                                    General Counsel and
                                                    Secretary












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